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                                   EXHIBIT B
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                                 FORM OF NOTES
                                 -------------


                              REVOLVING LOAN NOTE
                              -------------------



$____________                                                 New York, New York
                                                               ________ __, 1997


     FOR VALUE RECEIVED, AFC ENTERPRISES, INC., a Minnesota corporation, having an office at Six Concourse Parkway, Suite 1700, Atlanta, Georgia 30328-5352("Borrower"), promises to pay to the order of BANCO POPULAR DE PUERTO RICO, with an office at 7 West 51/st/ Street, New York, New York 10019, and its sucessors and assigns ("Lender"), or at such place as the holder hereof may from time to time designate in writing, in lawful money of the United States of America and in immediately available funds, the principal amount of ___________ DOLLARS ($_________) on the Maturity Date (as hereinafter defined). The undersigned further agrees to pay interest at said office, in like money, from the date hereof on the unpaid principal amount hereof from time to time outstanding (the "Principal Amount") at the rates and on the dates specified in Sections 2.7 and 2.9 of the Credit Agreement (hereinafter defined). The holder of this Note is hereby authorized to record the date and amount of each payment or prepayment of principal of the Loan on the schedule annexed hereto and made a part hereof and any such recordation shall constitute prima facie evidence of
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the accuracy of the information so recorded in the absence of manifest error.

     This Note is one of the Notes referred to in the Credit Agreement dated as of August __, 1997 (as the same may from time to time be amended, modified or supplemented, the "Credit Agreement") between Borrower and Lender, to which reference is made for a statement of the rights, obligations and security of Lender and the duties and obligations of Borrower in relation thereto; but neither this reference to the Credit Agreement nor any provision thereof shall affect or impair the absolute and
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unconditional obligation of Borrower to pay the principal sum of and interest on this Note when due.

     All defined terms used but not specifically defined herein shall have the meanings set forth in the Credit Agreement.

     The unpaid principal balance of this Note, together with accrued interest thereon, unless earlier paid, shall be due and payable in full on the Maturity Date. All payments shall be applied to the payment of accrued interest hereon and thereafter to the payment of principal, and shall otherwise be applied as set forth in the Credit Agreement.

     As used in this Note, the term "Maturity Date" shall mean the earlier to occur of (a) the acceleration of the maturity of the Loan pursuant to the terms of the Credit Agreement or (b) February __, 1999; provided however, in the event the Conversion Requirement shall have been satisfied, the term of this Note shall be extended for the Term Loan Period, but in no event shall the Maturity Date occur later than February __, 2003.

     This Note is secured by, among other things, the Mortgage, which encumbers property situated in the City of ___________ and State of ________, more particularly described in the Mortgage. This Note shall evidence, and the Mortgage shall secure, the indebtedness described herein, and any future loans, advances, payments and disbursements pursuant to the Mortgage shall be added to the principal indebtedness hereunder.

     This Note is subject to the express condition that at no time shall Borrower be obligated or required to pay interest on the Debt at a rate which could subject Lender to either civil or criminal liability as a result of being in excess of the maximum interest rate which Borrower is permitted by applicable law to contract or agree to pay. If by the terms of this Note, Borrower is at any time required or obligated to pay interest on the Debt at a rate in excess of such maximum rate, the rate of interest due under this Note shall be deemed to be immediately reduced to such maximum rate and all previous payments in excess of the maximum rate shall be deemed to have been payments in reduction of principal and not on account of the interest due hereunder.

     This Note may not be modified, amended, waived, extended, changed, discharged or terminated orally or by any act or failure to act on the part of Borrower or Lender, but only by an

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agreement in writing signed by the party against whom enforcement of any modification, amendment, waiver, extension, change, discharge or termination is sought.

     Borrower and all others who are or who may become liable for the payment of all or any part of the Debt do hereby severally waive presentment and demand for payment, notice of dishonor, protest, notice of protest, and non)payment, and notice of intent to accelerate the maturity hereof (and of such acceleration). No release of any security for the Debt or extension of time for payment of this Note or any installment hereof, and no alteration, amendment or waiver of any provision of this Note, the Credit Agreement, the Mortgage or the other Loan Documents made by agreement between Lender and any other person or party shall release, modify, amend, waive, extend, change, discharge, terminate or affect the liability of Borrower, and any other who may become liable for the payment of all or any part of the Debt, under this Note, the Credit Agreement, the Mortgage or the other Loan Documents.

     Borrower (and the undersigned representative of Borrower, if any) represents that Borrower has full power, authority and legal right to execute, deliver and perform its obligations pursuant to this Note, the Credit Agreement, the Mortgage and the other Loan Documents and that this Note, the Credit Agreement, the Mortgage and the other Loan Documents constitute valid and binding obligations of Borrower.

     This Note shall be governed and construed in accordance with the laws of the State of New York without regard to principles of conflict of laws.

     If any provision of this Note is held to be invalid or unenforceable by a court of competent jurisdiction, the other provisions of this Note shall remain in full force and effect.

     Any failure by Lender to insist upon strict performance by Borrower of any of the provisions of this Note, the Credit Agreement, the Mortgage or the other Loan Documents shall not be deemed to be a waiver of any of the terms or provisions of this Note, the Credit Agreement, the Mortgage or the other Loan Documents, and Lender shall have the right thereafter to insist upon strict performance by Borrower of any and all of them.

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     All times, wherever stated herein, shall be of the essence of this Note.

     Subject to the provisions of Section 9.8 of the Credit Agreement, Lender shall have the right, exercisable at any time and from time to time, to sell, transfer or assign this Note, the Credit Agreement, the Mortgage and the other Loan Documents, or grant participations therein, or issue certificates or securities evidencing a beneficial interest therein in a rated or unrated public offering or private placement, and Lender may forward to any purchaser, transferee, assignee, servicer, participant, investor or credit rating agency rating such securities (collectively, an "Investor") or prospective Investor all
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documents and information in Lender's possession with respect to Borrower, the
Mortgaged Property (as defined in the Mortgage) and the Loan Documents as such Investor or prospective Investor may request.

     TO THE EXTENT PERMITTED BY APPLICABLE LAW, BORROWER AND LENDER HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE ANY RIGHT THEY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED ON THE LOAN EVIDENCED BY THIS NOTE OR ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS NOTE, THE CREDIT AGREEMENT, THE MORTGAGE OR ANY OF THE OTHER LOAN DOCUMENTS, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENT (WHETHER VERBAL OR WRITTEN) OR ACTION OF BORROWER OR LENDER. THIS PROVISION IS A MATERIAL INDUCEMENT FOR LENDER'S MAKING OF THE LOAN SECURED BY THE MORTGAGE AND THE OTHER LOAN DOCUMENTS.

     IN WITNESS WHEREOF, Borrower has caused this Note to be executed by its duly authorized officer as of the date first above written.


                            AFC ENTERPRISES, INC.,
                               a Minnesota corporation

                               By:_________________________
                               Name:_______________________
                               Title:______________________

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                     PAYMENTS AND PREPAYMENTS OF PRINCIPAL

                           Amount of
            Amount of      Principal       Notations
  Date        Loan          Payment         made By
-------   -------------   ------------   --------------

_______   _____________   ____________   ______________

_______   _____________   ____________   ______________

_______   _____________   ____________   ______________

_______   _____________   ____________   ______________

_______   _____________   ____________   ______________

_______   _____________   ____________   ______________

_______   _____________   ____________   ______________

_______   _____________   ____________   ______________

_______   _____________   ____________   ______________

_______   _____________   ____________   ______________

_______   _____________   ____________   ______________

_______   _____________   ____________   ______________

_______   _____________   ____________   ______________

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